Exhibit 10.23
JOINDER TO
LOAN AND SECURITY AGREEMENT
     This Joinder to Loan and Security Agreement (this “Joinder”), dated as of November 3, 2009, is executed and delivered by CLEARONE COMMUNICATIONS, INC., a Utah corporation (“New Borrower”), and SQUARE 1 BANK (the “Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement as defined below.
RECITALS
     a. Netstreams, Inc., a Delaware corporation and Netstreams, LLC, a Delaware limited liability company (collectively, “Borrower”) and the Bank are parties to that certain Loan and Security Agreement dated as of November 12, 2008 (the “Loan Agreement”), and the Loan Agreement has been amended from time to time, most recently by that “Fifth Amendment to Forbearance Agreement and Sixth Amendment to Loan and Security Agreement” dated October 8, 2009 (as so amended from time to time, the “Original Loan Agreement”). Additionally, there is a Sixth Amendment to Forbearance Agreement dated October 29, 2009 (the “Sixth Amendment to Forbearance Agreement”), amending the Forbearance Agreement and First Amendment to Loan and Security Agreement dated as of March 31, 2009.
     b. Subject to the consummation of the Acquisition, defined below, from and after the effectiveness of the Acquisition (the “Effective Time”) New Borrower, Borrower, and the Bank desire to supplement the terms and provisions of the Original Loan Agreement as provided herein, and the Original Loan Agreement as supplemented by this Joinder, and as may be hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Loan Agreement.”
     c. Borrower intends to enter into an agreement with New Borrower through which New Borrower will acquire Borrower (the “Acquisition”). Bank hereby provides its consent to such Acquisition and waives any provisions in the Loan Agreement which would be applicable to such Acquisition; provided that New Borrower executes this Joinder for the purpose of acknowledging that it is and shall be a Borrower under the Loan Agreement and the other Loan Documents.
     d. New Borrower has read and approved the Loan Documents and has asked Bank to agree to allow New Borrower to become a party to the Loan Documents in order to facilitate its ability to continue to operate its business by achieving a stronger financial base for itself and its affiliated companies.
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:
          1. Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.
          2. Joinder and Assumption.
               (a) This Agreement shall not be effective until the Acquisition is consummated, which is the Effective Time. From and after the Effective Time, New Borrower hereby absolutely and unconditionally joins as and becomes a party to the Loan Agreement as a Borrower thereunder, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of a Borrower under the Loan Agreement and all other Loan Documents, and (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Loan Agreement and the other Loan Documents and all of the representations and warranties contained in the Loan Agreement (in the manner set forth in Section 4 of this Joinder) and the other Loan Documents with respect to New Borrower. From and after the Effective Time, any reference to the term “Borrower” in the Loan Agreement shall also include New Borrower. Except as expressly provided herein, the Loan Agreement remains in full force and effect and is hereby ratified and confirmed in all respects.
               (b) Notwithstanding the foregoing and the provisions of the Section 4 of the Loan Agreement, New Borrower shall not be required to and does not grant any security interest in any of New Borrower’s now owned and existing and hereafter acquired and arising assets as collateral for the Liabilities. For clarity, New Borrower understands that the existing collateral arrangement with respect to Borrower’s assets shall continue per the terms of the Original Loan Agreement.
               (c) The Bank acknowledges that the representation of NetStreams, LLC, in the Sixth Amendment to Forbearance Agreement regarding solvency may not have been accurate at such time and agrees to waive that specific representation.
          3. Consent to Terms of Acquisition. Bank hereby provides its consent to such Acquisition and waives any provisions in the Loan Agreement which would be applicable to such Acquisition; provided that New Borrower executes this Joinder for the purpose of acknowledging that it is and shall be a Borrower under the Loan Agreement and the other Loan Documents. In connection with the Acquisition and the requirements of Section 7.9 of the Loan Agreement, Bank also provides it consent to the payment of Subordinated Debt to AV VIII Holdings, Inc., by New Borrower, on behalf of Borrower, the principal amount of $250,000, plus accrued and unpaid interest. Such payment shall not be considered a default under the terms of the Loan Agreement. Notwithstanding Bank’s consent to such payment, the Subordination Agreement between Bank and AV VIII Holdings, Inc. shall otherwise remain unmodified and in full force and effect following the date hereof.
          4. Representations and Warranties. New Borrower hereby represents and warrants to the Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Joinder is the legally valid and binding obligation of New Borrower, enforceable against New Borrower in accordance with its terms, (b) except as otherwise set forth below, each of the representations and warranties contained in the Original Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all respects to the extent required under the Original Loan Agreement.
          5. Successors and Assigns. This Joinder shall be binding upon New Borrower, the Borrowers, and the Bank and Bank’s successors and assigns, and shall inure to the benefit of the New Borrower, the Banks and the Bank’s successors and assigns. No other person or entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Joinder. The New Borrower may not assign or transfer any of its rights or obligations under this Joinder without the prior written consent of the Bank.
          6. Severability; Construction. Wherever possible, each provision of this Joinder shall be interpreted in such manner so as to be effective and valid under applicable law, but if any provision of this Joinder shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Joinder. All obligations of the New Borrower and rights of the Bank expressed herein shall be in addition to and not in limitation of those provided by applicable law.

          6. Counterparts; Facsimile and other Electronic Transmission. This Joinder may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Joinder. Receipt of an executed signature page to this Joinder by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Joinder maintained by the Banks shall be deemed to be originals. The Recitals hereto are hereby made a part of this Joinder by this reference thereto.
          7. GOVERNING LAW. THIS JOINDER SHALL BE A CONTRACT MADE UNDER AND BE CONSTRUED, ENFORCED AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
          8. WAIVER OF JURY TRIAL. BANK AND BORROWER WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. ALL DISPUTES, CONTROVERSIES, CLAIMS, ACTIONS AND SIMILAR PROCEEDINGS ARISING WITH RESPECT TO BORROWER’S ACCOUNT OR ANY RELATED AGREEMENT OR TRANSACTION SHALL BE BROUGHT IN THE GENERAL COURT OF JUSTICE OF NORTH CAROLINA SITTING IN DURHAM COUNTY, NORTH CAROLINA OR THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF NORTH CAROLINA, EXCEPT AS PROVIDED BELOW WITH RESPECT TO ARBITRATION OF SUCH MATTERS. IF THE JURY WAIVER SET FORTH IN THIS SECTION IS NOT ENFORCEABLE, THEN ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN WILL BE FINALLY SETTLED BY BINDING ARBITRATION IN DURHAM COUNTY, NORTH CAROLINA IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION BY ONE ARBITRATOR APPOINTED IN ACCORDANCE WITH SAID RULES. THE ARBITRATOR SHALL APPLY NORTH CAROLINA LAW TO THE RESOLUTION OF ANY DISPUTE, WITHOUT REFERENCE TO RULES OF CONFLICTS OF LAW OR RULES OF STATUTORY ARBITRATION. JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. NOTWITHSTANDING THE FOREGOING, THE PARTIES MAY APPLY TO ANY COURT OF COMPETENT JURISDICTION FOR PRELIMINARY OR INTERIM EQUITABLE RELIEF, OR TO COMPEL ARBITRATION IN ACCORDANCE WITH THIS PARAGRAPH. THE EXPENSES OF THE ARBITRATION, INCLUDING THE ARBITRATOR’S FEES, REASONABLE ATTORNEYS’ FEES AND EXPERT WITNESS FEES, INCURRED BY THE PARTIES TO THE ARBITRATION, MAY BE AWARDED TO THE PREVAILING PARTY, IN THE DISCRETION OF THE ARBITRATOR, OR MAY BE APPORTIONED BETWEEN THE PARTIES IN ANY MANNER DEEMED APPROPRIATE BY THE ARBITRATOR. UNLESS AND UNTIL THE ARBITRATOR DECIDES THAT ONE PARTY IS TO PAY FOR ALL (OR A SHARE) OF SUCH EXPENSES, BOTH PARTIES SHALL SHARE EQUALLY IN THE PAYMENT OF THE ARBITRATOR’S FEES AS AND WHEN BILLED BY THE ARBITRATOR.

     IN WITNESS WHEREOF, the undersigned have caused this Joinder to Loan and Security Agreement to be duly executed and delivered as of the date first above written.

NEW BORROWER: CLEARONE COMMUNICATIONS, INC.
By:	/s/ Zeynep Hakimoglu
	Name:	Zeynep Hakimoglu
	Its:	President and CEO

BANK: SQUARE 1 BANK
By:	/s/ Tommy Deavenport
	Name:	Tommy Deavenport
	Its:	SVP

Acknowledged and Agreed:
BORROWER:

NETSTREAMS, INC.
By:	/s/ Kevin A. Reinis
	Name:	Kevin A. Reinis
	Its:	CEO

NETSTREAMS, LLC
By:	/s/ Kevin A. Reinis
	Name:	Kevin A. Reinis
	Its:	CEO